Amendment No. 9 to Receivables Financing Agreement

This AMENDMENT NO. 9 TO RECEIVABLES FINANCING AGREEMENT, dated as of January 15, 2009 (this “Amendment Agreement”), is made by and among Rite Aid Funding II (the “Borrower”), CAFCO, LLC (“CAFCO”), CRC FUNDING, LLC (“CRC”), Falcon Asset Securitization Company LLC (“Falcon”), Variable Funding Capital Company LLC (“Variable”; together with CAFCO, CRC and Falcon, the “Investors”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and Wachovia Bank, National Association (“Wachovia”; together with Citibank and JPMorgan, the “Banks”), Citicorp North America, Inc., as program agent (the “Program Agent”), Citicorp North America, Inc. (“CNAI”), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the “Investor Agents”), Rite Aid Hdqtrs. Funding, Inc. (the “Collection Agent”) and each of the parties named in Schedule III to the Agreement (as defined below) as originators (the “Originators”).

Preliminary Statements.  (1) The Borrower, the Investors (other than CRC), the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and The Bank of New York, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, December 30, 2005, September 19, 2006, November 9, 2006, February 20, 2007, August 31, 2007, September 18, 2007 and September 16, 2008 (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

(2)           The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators wish to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Amendments to Agreement.  As of the Effective Date (as defined below in Section 2), the Agreement is amended as follows:

1.1 Section 1.01 of the Agreement is amended as follows:

(a) The definition of “Assignee Rate” is amended by deleting the parenthetical expression which follows the term “0.75%” in the last paragraph of said definition and replacing it with the following:  “(or, if the Applicable Margin is then 8.50%, 6.00%)”.

(b) The definition of “Commitment Termination Date” is amended by (i) deleting the date “January 15, 2009” contained in clause (a) thereof and replacing it with the date “January 22, 2009” and (ii) replacing the phrase “each Investor” in the fourth line thereof with the phrase “one or more Investors”.

(c) The definition of “Facility Termination Date” is amended by deleting the date “January 15, 2009” contained in clause (a) thereof and replacing it with the date “September 14, 2010”.

(d) The definition of “Yield” is amended by deleting the parenthetical expression at the end thereof and replacing it with the following:

“(on and after January 15, 2009, at the higher of 10.00% per annum above the Eurodollar Rate and 7.00% per annum above the Alternate Base Rate).”

1.2 Annex H (Applicable Margin) to the Agreement is amended in its entirety to read as Exhibit I to this Amendment Agreement.

SECTION 2. Condition to Effectiveness.  This Amendment Agreement shall become effective when fully executed counterparts of this Amendment Agreement and a new Fee Agreement have been delivered to the Program Agent (the “Effective Date”).

SECTION 3. Representations and Warranties.  Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

SECTION 4. Confirmation of Agreement.  Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5. Confirmation of Parent Undertakings.  The Parent, by its signature below, hereby confirms and agrees that notwithstanding the effectiveness of this Amendment Agreement, the Parent Undertakings shall continue to be in full force and effect and shall apply to the Agreement as amended as contemplated by this Amendment Agreement, and the Parent Undertakings are hereby ratified and confirmed.

SECTION 6. Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

SECTION 7. GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 8. Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RITE AID FUNDING II

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

CAFCO, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

CRC FUNDING, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

FALCON ASSET SECURITIZATION COMPANY LLC

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	Wachovia Capital Markets, LLC, Inc., as Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

CITICORP NORTH AMERICA, INC., as Program Agent and as an Investor Agent

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director, VP

CITIBANK, N.A.

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title:

JPMORGAN CHASE BANK, N.A. as a Bank and as an Investor Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION as a Bank and as an Investor Agent

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

RITE AID HDQTRS. FUNDING INC.

By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Vice President

RITE AID CORPORATION
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
THE LANE DRUG COMPANY
RITE AID DRUG PALACE, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
PERRY DRUG STORES, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
K & B ALABAMA CORPORATION
K & B LOUISIANA CORPORATION
K & B MISSISSIPPI CORPORATION
K & B TENNESSEE CORPORATION
ECKERD CORPORATION
GENOVESE DRUG STORES, INC.
EDC DRUG STORES, INC.
MAXI DRUG, INC.
MAXI DRUG SOUTH, L.P.
MAXI DRUG NORTH, INC.
MAXI GREEN, INC.
THRIFT DRUG, INC.

By:	/s/ Robert B. Sari
Name: Robert B. Sari
Title: EVP as to Rite Aid Corporation
EVP as to all Originators

EXHIBIT I

ANNEX H

APPLICABLE MARGIN

8.50%, regardless of the senior unsecured rating for the Parent.

Notwithstanding the above, if the Applicable Margin or equivalent amount payable to the Lenders under the Credit Agreement is increased at any time, then the Applicable Margin payable hereunder shall be increased by a similar amount.